Execution Copy [Harmonic] Third Amendment to Credit Agreement #513967427 THIRD AMENDMENT TO CREDIT AGREEMENT (Incremental Amendment) This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of December 23, 2024 (this “Amendment”), is by and among HARMONIC INC., a Delaware corporation (the “Borrower”), the Incremental Lenders (as defined below) party hereto and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swingline Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby. W I T N E S S E T H WHEREAS, the Borrower, the Guarantors, the lenders party thereto on the Third Amendment Effective Date (as defined below) immediately prior to the effectiveness of this Amendment (collectively, the “Lenders” and individually, a “Lender”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 21, 2023 (as amended, restated, amended and restated, supplemented, extended, or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”); WHEREAS, the Borrower has requested, pursuant to Section 2.16 of the Credit Agreement, that each Lender party hereto (the “Incremental Lenders”) increase (the “Increase”) the Revolving Commitments in the aggregate principal amount equal to $40,000,000 (the additional Revolving Commitments, the “Incremental Revolving Commitments”), such that, after giving effect to the Increase, the aggregate amount of the Lenders’ Revolving Commitments shall be $160,000,000; and WHEREAS, the Incremental Lenders have agreed to provide the Incremental Revolving Commitments in accordance with and subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: Article 1 AMENDMENTS TO CREDIT AGREEMENT 1.1 Incremental Revolving Commitments. The parties hereto agree as follows: (a) The Incremental Revolving Commitments constitute Revolving Commitments (as defined in the Credit Agreement) and are established and incurred under and pursuant to Section 2.16 of the Credit Agreement. (b) Subject to the terms and conditions set forth herein, (i) each Incremental Lender shall increase its Revolving Commitment on the Third Amendment Effective Date (as defined below) in an amount equal to the respective amount set forth opposite such Incremental Lender’s name on the first table appearing on Schedule I hereto, and (ii) on the Third Amendment Effective Date, after giving effect to the Increase, and after giving any effect to any assignments of Revolving Loans and Revolving Commitments among the Lenders on or prior to the Third Amendment Effective Date, the Revolving Commitment of each Lender shall be as set forth in the second table appearing on Schedule I hereto.

2 [Harmonic] Third Amendment to Credit Agreement #513967427 (c) The Increase effected on the Third Amendment Effective Date shall reduce the aggregate amount available for any Incremental Revolving Commitments or Incremental Term Commitments as set forth in Section 2.16 of the Credit Agreement. In furtherance of the foregoing and for the avoidance of doubt, after giving effect to this Amendment, the amount set forth in clause (i) of the introductory paragraph to Section 2.16 of the Credit Agreement shall be deemed to be $60,000,000. After giving effect to this Amendment and the Increase, the Borrower shall have the right to request two (2) additional Incremental Commitments pursuant to Section 2.16 of the Credit Agreement. (d) This Amendment shall be deemed to constitute and satisfy any and all request and notice requirements relating to the Incremental Revolving Commitments set forth in Section 2.16 of the Credit Agreement and the Borrower hereby authorizes and directs the Administrative Agent to deliver a copy of this Amendment to the Lenders. Article 2 CONDITIONS TO EFFECTIVENESS This Amendment shall be deemed effective as of the date first above written (the “Third Amendment Effective Date”) upon satisfaction (or waiver) of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent): 2.1 Executed Loan Documents. The Administrative Agent shall have received (i) a copy of this Amendment, duly executed by each Loan Party, each of the Incremental Lenders and the Administrative Agent and (ii) for the account of each Incremental Lender requesting a Note, a Note executed by a Responsible Officer of the Borrower. 2.2 Officer’s Certificate. The Administrative Agent shall have received an Officer’s Certificate dated the Third Amendment Effective Date, certifying as to the Organization Documents of each U.S. Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each U.S. Loan Party authorizing the transactions contemplated by this Amendment, the good standing, existence or its equivalent of each U.S. Loan Party and of the incumbency (including specimen signatures) of the Responsible Officers of each U.S. Loan Party, or, as to any Organization Documents which would otherwise be delivered with such certificate, a certification that the same has not been amended, modified, revoked or otherwise altered since its delivery to the Administrative Agent on the closing date of the Credit Agreement and otherwise remains in force. 2.3 Legal Opinions of Counsel. The Administrative Agent shall have received an opinion or opinions of counsel for the U.S. Loan Parties, dated the Third Amendment Effective Date and addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent. 2.4 Upfront Fees to Incremental Lenders. The Administrative Agent shall have received from the Borrower or the Borrower shall have otherwise caused to be paid for the account of each of the applicable Incremental Lenders, on a pro rata basis in accordance with their final allocated Revolving Commitments under the Credit Agreement on the Third Amendment Effective Date, upfront fees as set forth in that certain Engagement Letter, dated as of December 9, 2024, by and between the Administrative Agent and the Borrower.

3 [Harmonic] Third Amendment to Credit Agreement #513967427 2.5 No MAE. There shall not have occurred, since December 31, 2023, any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect. 2.6 Personal Property Collateral Searches. The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent (i) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each U.S. Loan Party or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens and (ii) tax lien, judgment and bankruptcy searches. 2.7 Anti-Money-Laundering; Beneficial Ownership. Upon the reasonable request of any Lender, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, and any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party. 2.8 Consents. The Administrative Agent shall have received evidence that all material member, board of director, governmental, shareholder and third party consents and approvals necessary in connection with the entering into of this Amendment have been obtained. 2.9 Financial Condition Certificate. The Administrative Agent shall have received a certificate or certificates, executed by a Responsible Officer of the Borrower as of the Third Amendment Effective Date, as to certain financial matters, including reasonably detailed calculations that demonstrate that on a Pro Forma Basis (and assuming that the Incremental Revolving Commitments are fully drawn) to the transactions contemplated in this Amendment, the Borrower is in Pro Forma Compliance with the financial covenants set forth in Section 7.11. 2.10 Default. After giving effect to this Amendment, no Default or Event of Default shall exist. 2.11 Fees, Costs and Expenses. The Administrative Agent shall have received from Borrower (or Borrower shall have caused to be paid) the fees, costs and expenses that are payable under this Amendment in connection with the consummation of the transactions contemplated hereby and Holland & Knight LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment. Article 3 ASSIGNMENT AND REALLOCATION OF COMMITMENTS AND LOANS 3.1 Concurrent with the effectiveness of this Amendment on the Third Amendment Effective Date, each of the parties hereto severally and for itself hereby agrees that the outstanding amount of the Revolving Loans, without giving effect to any Borrowings on the Third Amendment Effective Date, but after giving effect to any repayment or reduction of any Revolving Loans or Revolving Commitments with the proceeds of any other sources on the Third Amendment Effective Date, shall be reallocated in accordance with the Revolving Commitments set forth in the second table appearing on Schedule I hereto and the requisite assignments shall be deemed to be made in such amounts by and between the Lenders and from each Lender to each other Lender, with the same force and effect as if such assignments were

4 [Harmonic] Third Amendment to Credit Agreement #513967427 evidenced by applicable assignments and assumptions in connection with this Amendment but without the payment of any related assignment fee, and no other documents or instruments, shall be, or shall be required to be, executed in connection with such assignments (all of which requirements are hereby waived). 3.2 To the extent applicable, the Administrative Agent and each Existing Lender hereby waives any breakage payments that may be due as a result of the reallocations set forth in this Amendment. Article 4 MISCELLANEOUS 4.1 Amended Terms. On and after the Third Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. 4.2 Representations and Warranties of Loan Parties. Each Loan Party represents and warrants as follows: (a) It has taken all necessary corporate or organizational action to authorize the execution, delivery and performance of this Amendment. (b) This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment other than authorizations, approvals and filings which have been duly obtained. (d) The representations and warranties of such Loan Party and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the Third Amendment Effective Date, except that (i) such representations and warranties that specifically refer to an earlier date shall be true and correct in all material respects as of such earlier date and (ii) such representations and warranties shall be true and correct in all respects to the extent they are qualified by a materiality standard. (e) No event has occurred and is continuing which constitutes a Default or an Event of Default. (f) The Obligations are not reduced or modified by this Amendment and all payments with respect to such Obligations are not subject to any offsets, defenses or counterclaims, except as expressly provided in the Credit Agreement. 4.3 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document to which it is a party, and acknowledges and reaffirms (a) that it is bound by all

5 [Harmonic] Third Amendment to Credit Agreement #513967427 terms of the Credit Agreement and each such Loan Document applicable to it, (b) that it is responsible for the observance and full performance of its respective Obligations and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents. 4.4 Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect, or constitute or establish a novation of, any of the Liens granted in or pursuant to the Loan Documents, (c) the Security Agreement shall continue in full force and effect and is hereby ratified and confirmed; (d) such Loan Party as of the date hereof has no defenses, off-sets or counterclaims to or against enforcement of the Security Agreement by the Administrative Agent in accordance with its terms; and (e) none of the agreements contained in the Credit Agreement or any other document or instrument executed in connection therewith will limit, impair or otherwise affect any of such Loan Party’s agreements, undertakings or obligations under the Security Agreement. 4.5 Swiss Security Confirmation: Each of the Borrower and Harmonic International GmbH (“Swiss Subsidiary Guarantor”), as applicable, agrees and confirms as from the Third Amendment Effective Date that (a) it is and continues to be bound by its obligations as set out in the Swiss law governed (A) receivables assignment agreement dated July 30, 2024 between the Swiss Subsidiary Guarantor as assignor and the Administrative Agent as Collateral Agent (“Swiss Assignment Agreement”), (B) quota pledge agreement dated July 30, 2024 between the Borrower as Pledgor and the Administrative Agent as Collateral Agent regarding the pledge of all quotas in the Swiss Subsidiary Guarantor (“Swiss Quota Pledge Agreement”), and (C) agreement on the pledge of intellectual property rights dated July 30, 2024 between the Swiss Subsidiary Guarantor as Pledgor and the Administrative Agent as Collateral Agent (the “Swiss IP Pledge Agreement” and together with the Swiss Quota Pledge Agreement and the Swiss Assignment Agreement, the “Swiss Security Agreements”) (unless otherwise defined in this Section 4.5, each term as defined in the respective Swiss Security Agreement) to which it is a party; (b) the security interests created pursuant to the Swiss Security Agreements shall remain in full force and effect and shall continue to secure any and all the Secured Obligations (as defined in the Swiss Security Agreements (the Agreements contain the same definition referring to the Credit Agreement]) as amended, modified, extended, replaced, restated and/or increased pursuant to the Loan Documents; (c) it undertakes with respect to paragraphs (a) and (b) before, to do all such acts or execute all such documents that the Collateral Agent (as defined in the Swiss Security Agreements) may reasonably require in order to ensure that the Swiss Security Agreements continue to be in full force and effect; and (d) the terms and conditions of this Section 4.5 shall not limit the scope of the obligations of the security providers under the Swiss Security Agreements and any of the other Loan Documents. For the avoidance of doubt, each of the Borrower and the Swiss Subsidiary Guarantor hereby confirms that the confirmation pursuant to this Section 4.5 shall not and does not cause a novation (keine Novation) of any of the rights or obligations of any party under the Swiss Security Agreements. All disputes arising out of or in connection with this Section 4.5 including disputes on its conclusion, binding effect, amendment and termination, shall exclusively be resolved by the courts of the city of Zurich (Zurich 1), Switzerland. This Section is for the benefit of the Lender parties only. As a result, no Lender party shall be prevented from taking proceedings in relation to any dispute arising out of or in connection with the confirmation pursuant to this Section 4.5, in any other courts with jurisdiction. To the extent allowed by law, the Lender parties may take concurrent proceedings in any number of jurisdictions. 4.6 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. 4.7 Expenses. The Borrower agrees to pay all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment,

6 [Harmonic] Third Amendment to Credit Agreement #513967427 including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel, in accordance with Section 11.04(a) of the Credit Agreement. 4.8 Further Assurances. The Borrower and each Loan Party agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment. 4.9 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. 4.10 Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in this Amendment or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that (i) notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it and (ii) without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart. 4.11 GOVERNING LAW. SUBJECT TO SECTION 4.5 (SWISS SECURITY CONFIRMATION) WHICH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF SWITZERLAND, UNDER THE EXCLUSION OF THE SWISS INTERNATIONAL CONFLICT OF LAW RULES, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 4.12 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. 4.13 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14(b)-(d) and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

ADMINISTRATIVE AGENT: CITIBANK, N.A., as the Administrative Agent, Incremental Lender, L/C Issuer and Swingline Lender By:_______________________________________ Name: Title:

Harmonic Third Amendment to Credit Agreement LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Incremental Lender and L/C Issuer By:_______________________________________ Name: Title: Henry L. Li Executive Director

Harmonic Third Amendment to Credit Agreement JPMORGAN CHASE BANK, N.A., as an Incremental Lender and L/C Issuer By:_______________________________________ Name: Title: Timothy Lee Executive Director

Harmonic Third Amendment to Credit Agreement MUFG BANK, LTD, as an Incremental Lender By:_______________________________________ Name: Title:

Schedule I to Third Amendment to Credit Agreement SCHEDULE I INCREMENTAL REVOLVING COMMITMENTS Lender Incremental Revolving Commitment Citibank, N.A. $12,500,000 Wells Fargo Bank, National Association $8,750,000 JPMorgan Chase Bank, N.A. $8,750,000 MUFG Bank, LTD. $5,000,000 HSBC Bank USA, N.A. $5,000,000 Totals $40,000,000 Lender Revolving Commitment Applicable Percentage (Term Loans) Term Loan Commitment Applicable Percentage (Term Loans) Citibank, N.A. $50,000,000 31.250000000% 12,500,000.00 31.250000000% Wells Fargo Bank, National Association $35,000,000 21.875000000% $8,750,000.00 21.875000000% JPMorgan Chase Bank, N.A. $35,000,000 21.875000000% $8,750,000.00 21.875000000% MUFG Bank, LTD. $20,000,000 12.500000000% $5,000,000.00 12.500000000% HSBC Bank USA, N.A. $20,000,000 12.500000000% $5,000,000.00 12.500000000% Total: $160,000,000.00 100.000000000% $40,000,000 100.000000000%